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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               __________________

                Date of Report (date of earliest event reported):

                                  March 3, 2005


                         ALBANY MOLECULAR RESEARCH, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       000-25323              14-1742717
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(State or other jurisdiction       (Commission File       (I.R.S. Employer
       of incorporation)                Number)           Identification No.)


21 Corporate Circle, P.O. Box 15098, Albany, NY                       12212
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 (Address of principal executive offices)                          (Zip code)


Registrant's telephone number, including area code            (518) 464-0279
                                                              --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

On March 3, 2005, Albany Molecular Research, Inc. issued a press release announcing its preliminary financial results for the quarter and year ended December 31, 2004. That release referred to certain attached financial highlights for the quarter and year ended December 31, 2004. The full text of the press release, including the financial tables referred to within the release, which were posted on Albany Molecular Research, Inc.'s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

Exhibits

Exhibit No.   Description
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      99.1    Press release and financial tables dated March 3, 2005, issued by
              Albany Molecular Research, Inc.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 3, 2005                            ALBANY MOLECULAR RESEARCH, INC.


                                                By:    /s/ Mark T. Frost
                                                       -------------------
                                                       Mark T. Frost
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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      99.1    Press release and financial tables dated March 3, 2005, issued by
              Albany Molecular Research, Inc.